                                                                    Exhibit 24

                              POWER OF ATTORNEY

        I, the undersigned Director and/or Officer of Rockwell International Corporation, a Delaware corporation (the Company), hereby constitute WILLIAM J. CALISE, JR., EDWARD T. MOEN, II and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, (1) the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1995; (2) Registration Statements and any and all amendents thereto (including supplements and post-effective amendments) for the purpose of registering under the Securities Act of 1933, as amended, (a) additional securities to be sold pursuant to (i) the Company's Savings Plan, as amended; (ii) the Company's Savings Plan for Certain Represented Hourly Employees, as amended; (iii) the Company's Retirement Savings Plan for Certain Employees; and (iv) the Reliance Electric Company (Reliance) Savings and Investment Plan, as amended; and (b) securities to be sold pursuant to (i) the Allen-Bradley Company Savings and Investment Plan for Salaried Employees, as amended; (ii) the Allen-Bradley Company Savings and Investment Plan for Non-Represented Hourly Employees, as amended; (iii) the Allen-Bradley Company Savings and Investment Plan for Represented Hourly Employees, as amended; and (v) the Company's Directors Stock Plan, as amended; and (3) any and all amendments (including supplements and post-effective amendments to (a) the Registration Statement on Form S-3 (Registration Statement No. 33-61723) registering additional debt securities of the Company in an aggregate principal amount of up to $300,000,000; (b) the Registration Statement on Form S-8 (Registration Statement No. 33-63777) registering securities to be sold under the Company's 1995 Long-Term Incentives Plan; (c) the Registration Statement on Form S-8 (Registration Statement No. 33-32662) registering securities to be sold pursuant to the Company's Savings Plan, as amended; (d) the Registration Statement on Form S-8 (Registration Statement No. 2-99494) registering securities to be sold pursuant to the Company's Savings Plan for Certain Represented Hourly Employees, as amended;
(e) the Registration Statement on Form S-8 (Registration Statement No.
33-64497) registering securities to be sold pursuant to the Company's
Retirement Savings Plan for Certain Employees; and (f) the Registration Statement on Form S-8 (Registration Statement No. 33-62917) registering securities to be sold pursuant to the Reliance Savings and Investment Plan, as amended.


             Signature                            Title                              Date
             ---------                            -----                              ----
/s/  DONALD R. BEALL                     Chairman of the Board and              December 6, 1995
----------------------------------       Chief Executive Officer
    (Donald R. Beall)                    (principal executive officer)
                                         and Director

/s/  DON H. DAVIS, JR.                   Director                               December 6, 1995
----------------------------------
    (Don H. Davis, Jr.)

/s/  LEW ALLEN, JR.                      Director                               December 6, 1995
----------------------------------
    (Lew Allen, Jr.)

/s/  RICHARD M. BRESSLER                 Director                               December 6, 1995
----------------------------------
    (Richard M. Bressler)

/s/  JOHN J. CREEDON                     Director                               December 6, 1995
----------------------------------
    (John J. Creedon)

/s/  ROBIN CHANDLER DUKE                 Director                               December 6, 1995
----------------------------------
    (Robin Chandler Duke)

/s/  JUDITH L. ESTRIN                    Director                               December 6, 1995
----------------------------------
    (Judith L. Estrin)

/s/  WILLIAM H. GRAY, III                Director                               December 6, 1995
----------------------------------
    (William H. Gray, III)

/s/  JAMES CLAYBURN LA FORCE, JR.        Director                               December 6, 1995
----------------------------------
    (James Clayburn La Force, Jr.)

/s/  WILLIAM T. MCCORMICK, JR.           Director                               December 6, 1995
----------------------------------
    (William T. McCormick, Jr.)

/s/  JOHN D. NICHOLS                     Director                               December 6, 1995
----------------------------------
    (John D. Nichols)

/s/  BRUCE M. ROCKWELL                   Director                               December 6, 1995
----------------------------------
    (Bruce M. Rockwell)

/s/  WILLIAM S. SNEATH                   Director                               December 6, 1995
----------------------------------
    (William S. Sneath)

/s/  JOSEPH F. TOOT, JR.                 Director                               December 6, 1995
----------------------------------
    (Joseph F. Toot, Jr.)

/s/  W. M. BARNES                        Senior Vice President,                 December 6, 1995
----------------------------------       Finance & Planning and
    (W. M. Barnes)                       Chief Financial Officer
                                         (principal financial officer)

/s/  LAWRENCE J. KOMATZ                  Vice President and Controller          December 6, 1995
----------------------------------       (principal financial officer)
    (Lawrence J. Komatz)